UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2022

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item2.01	Completion of Acquisition or Disposition of Assets.

On January 25, 2022, Global Partners LP (the “Partnership”) completed the acquisition (the “Acquisition”) of substantially all of the assets of Consumers Petroleum of Connecticut, Incorporated, Putling Greens I, LLC, Wheels of CT, Inc., CPCI, LLC and Wiehl Estate, LLC (collectively, the “Seller”) pursuant to the Purchase and Sale Agreement, dated as of December 9, 2020, by and between the Seller, as seller, and the Partnership, as buyer (the “Purchase and Sale Agreement”).  The Acquisition includes 27 company-owned Wheels convenience stores and related fuel operations and 24 fuel-supply only sites.  The acquired properties are located in Connecticut and New York. The purchase price, subject to post-closing adjustments, was approximately $151 million. The Acquisition was funded with borrowings under the Partnership’s revolving credit facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1**	Purchase and Sale Agreement, dated as of December 9, 2020, by and between Consumers Petroleum of Connecticut, Incorporated, Putling Greens I, LLC, Wheels of CT, Inc., CPCI, LLC and Wiehl Estate, LLC, as collective Seller, and Global Partners LP, as Buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

** Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: January 31, 2022	By:	/s/ Sean T. Geary
Sean T. Geary
Acting General Counsel, Secretary and
Vice President – Mergers & Acquisitions